Exhibit 32.1

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Lawrence Miller, Chief Executive Officer, President and Chairman of the Board of Directors of StoneMor GP LLC, the general partner of StoneMor Partners L.P., hereby certify, to the best of my knowledge, that:

(1) The Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 15, 2004		/s/ Lawrence Miller
	Name:	Lawrence Miller
	Title:	Chief Executive Officer, President and Chairman of the Board of Directors